                                                                       Exhibit 1

CUSIP No. 67612W108


                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13D

         The undersigned agree as follows:

         (i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

         (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows of has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

         Dated June 27, 2001











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                                 V. PREM WATSA



                                         /s/  V. Prem Watsa
                                    --------------------------------------------


                                 THE SIXTY TWO INVESTMENT COMPANY
                                 LIMITED

                                 By:     /s/  V. Prem Watsa
                                    --------------------------------------------
                                    Name: V. Prem Watsa
                                    Title:  President

                                 FAIRFAX FINANCIAL HOLDINGS LIMITED



                                 By:     /s/  V. Prem Watsa
                                    --------------------------------------------
                                    Name: Eric P. Salsberg
                                    Title:  Vice President, Corporate Affairs

                                 ODYSSEY RE HOLDINGS LTD.



                                 By:     /s/  Eric P. Salsberg
                                    --------------------------------------------
                                    Name: Eric P. Salsberg
                                    Title:  Vice President

                                 ODYSSEY RE GROUP LTD.



                                 By:     /s/  Eric P. Salsberg
                                    --------------------------------------------
                                    Name: Eric P. Salsberg
                                    Title:  Vice President


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                                 FAIRFAX INC.



                                 By:     /s/  Donald L. Smith
                                    --------------------------------------------
                                    Name: Donald L. Smith
                                    Title:  Vice President




                                 TIG HOLDINGS, INC.



                                 By:     /s/  William H. Huff
                                    --------------------------------------------
                                    Name: William H. Huff
                                    Title:  Senior Vice President




                                 TIG INSURANCE GROUP



                                 By:     /s/  William H. Huff
                                    --------------------------------------------
                                    Name: William H. Huff
                                    Title:  Vice President




                                 TIG INSURANCE COMPANY



                                 By:     /s/  William H. Huff
                                    --------------------------------------------
                                    Name: William H. Huff
                                    Title:  Vice President




                                 ORH HOLDINGS INC.



                                 By:     /s/  Donald L. Smith
                                    --------------------------------------------
                                    Name: Donald L. Smith
                                    Title:  Senior Vice President